UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2019

BROADSTONE NET LEASE, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55774	26-1516177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Clinton Square, Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 287-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01        Entry into a Material Definitive Agreement

As previously disclosed, Broadstone Net Lease, Inc. (the “Company”), Broadstone Net Lease, LLC, the Company’s operating company (the “Operating Company”), Manufacturers and Traders Trust Company, as administrative agent (“M&T”), and the lenders party thereto (collectively, the “Lenders”) entered into a Revolving Credit and Term Loan Agreement, dated as of June 23, 2017 (as amended as of November 20, 2017 and February 28, 2019, the “Credit Agreement”).

On July 1, 2019, the Company, the Operating Company, M&T and the Lenders entered into a Second Amendment to Revolving Credit and Term Loan Agreement (the “Amendment”), which amended certain terms of the Credit Agreement. The Amendment (i) amended and restated the definition of “Applicable Margin” as set forth in the Credit Agreement, (ii) amended the Credit Agreement to provide that the Company may not permit the ratio of Total Outstanding Indebtedness (as defined in the Credit Agreement) of the Company and its subsidiaries to Total Market Value (as defined in the Credit Agreement) to exceed 0.60 to 1.00 at any time, subject to certain permitted exceptions, and (iii) amended the Credit Agreement to provide that the Company may not permit the ratio of Total Unsecured Indebtedness (as defined in the Credit Agreement) of the Company and its subsidiaries to Total Unencumbered Eligible Property Value (as defined in the Credit Agreement) to exceed 0.60 to 1.00 at any time, subject to certain permitted exceptions.

Except as expressly amended pursuant to the Amendment, the terms and conditions of the Credit Agreement remain in full force and effect.

The foregoing description of the terms of the Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description
10.1

Second Amendment to Revolving Credit and Term Loan Agreement, dated as of July 1, 2019, by and among Broadstone Net Lease, Inc., Broadstone Net Lease, LLC, Manufacturers and Traders Trust Company, and the other parties thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE NET LEASE, INC.

/s/ Ryan M. Albano
Name: Ryan M. Albano Title: Executive Vice President and Chief Financial Officer

Date: July 3, 2019